Exhibit 10.1

MASTER MANAGEMENT AGREEMENT AND

PROPERTY MANAGEMENT AGREEMENT EXTENSION AGREEMENT

This Master Management Agreement and Property Management Agreement Extension Agreement is made and entered into as of this 29th day of December, 2011 by and between Inland American Real Estate Trust, Inc., as parent company for the owner of the various properties, hereinafter referred as “Owner” and Inland American Apartment Management LLC, Inland American Retail Management LLC, Inland American Office Management LLC and Inland American Industrial Management LLC, individually a “Manager” and collectively referred to as “Managers.”

R E C I T A L S

A.                                   Owner and each Manager are parties to those certain “Master Management Agreements” relating to properties managed by each Manager;

B.                                     Pursuant to the Master Management Agreements, Owner and Managers are parties to those certain individual property management agreements (the “Property Management Agreements”) for various properties listed as Exhibit A;

C.                                     The Master Management Agreements and the Property Management Agreements will terminate by their terms on December 31, 2011;

D.                                    Owner and Managers now desire to extend the term of the Master Management Agreements and the Property Management Agreements and make other modifications thereto; and

E.                                      On December 27, 2011, the Board of Directors of Inland American Real Estate Trust, Inc. (“IARETI”) voted to extend the terms of the Master Management Agreements and the Property Management Agreements for six (6) months and agree to the modifications more fully set forth below.

NOW THEREFORE, in consideration of mutual agreements as herein expressed and for other good and valuable consideration exchanged by the parties, it is hereby agreed as follows:

1.                                       Owner and Managers agree that the term of the Master Management Agreements shall be extended for the period of six (6) months, commencing January 1, 2012 and terminating on June 30, 2012 (the “Extension Period”).

2.                                       Owner and Managers agree that the term of the Property Management Agreements shall be extended for the Extension Period.

3.                                       In consideration of the above extensions, Managers agree to reduce the Property Management Fee for all those properties listed on Exhibit B hereto from an amount that ranges from 4.5% to 2.99 % of gross revenues to 2.9% of gross revenues, such reduction to be effective as of January 1, 2012. The properties listed on Exhibit B are commonly referred to as “Triple Net Lease Properties.”  In the event that Company acquires additional Triple Net Lease Properties after the date herein,

Managers agree that the Management Fee for such additional Triple Net Lease Properties shall be 2.9%.

4.                                       Also in consideration of the above extensions, Managers agree to reduce the Property Management Fee for those properties listed on Exhibit C from an amount that ranges from 4.5% to 3.9% of gross revenues to 2.5% of gross revenues, such reduction to be effective as of January 1, 2012. The properties listed on Exhibit C are commonly referred to as “Bank Branches.” In the event that the Company acquires additional Bank Branches after the date herein, Managers agree that the Management Fee for such additional Bank Branches shall be 2.5%.

5.                                       In the event that the Master Management Agreements and the Property Management Agreements are extended further upon the expiration of the Extension Period, Managers agree to retain the fee reductions set forth in paragraphs 3 and 4 above for at least calendar year 2012.

6.                                       Except as expressly modified herein, the terms and conditions of the Master Management Agreement and Property Management Agreements and the fees chargeable by the Managers for all remaining properties shall remain unchanged and in full force and effect during the Extension Period.  Following execution of this Master Management Agreement and Property Management Agreement Extension Agreement, the terms “Master Management Agreements” and “Property Management Agreements” shall include the Master Management Agreement and the Property Management Agreements, as defined herein, plus this Master Management Agreement and Property Management Agreement Extension Agreement.

7.                                       All capitalized terms, if not defined in this Master Management Agreement and Property Management Agreement Extension Agreement shall have the same meaning as defined in the Property Management Agreements, respectively.

IN WITNESS WHEREOF, the parties have executed this Property Management Agreement Extension Agreement as of the date first written above.

[SIGNATURE PAGE TO FOLLOW]

OWNER:		MANAGERS:

INLAND AMERICAN REAL		INLAND AMERICAN APARTMENT MANAGEMENT LLC
ESTATE TRUST, INC.

		By:	/s/ Robert M. Barg
		Name:	Robert M. Barg
		Title:	Senior Vice President

By:	/s/ Lori J. Foust	INLAND AMERICAN RETAIL MANAGEMENT LLC
Name:	Lori Foust
Title:	Treasurer
		By:	/s/ Robert M. Barg
		Name:	Robert M. Barg
		Title:	Senior Vice President

INLAND AMERICAN OFFICE MANAGEMENT, LLC

		By:	/s/ Robert M. Barg
		Name:	Robert M. Barg
		Title:	Senior Vice President

INLAND AMERICAN INDUSTRIAL MANAGEMENT, LLC

		By:	/s/ Robert M. Barg
		Name:	Robert M. Barg
		Title:	Senior Vice President

EXHIBIT A

Property		Property Management Company
1.	24 Hour, The Woodlands 38 Woodlands Parkway Woodlands, Texas	Inland American Retail Management LLC

2.	24 Hour/249 & Jones Road 21602 Tomball Parkway Houston, Texas	Inland American Retail Management LLC

3.	6101 Richmond Building 6101 Richmond Avenue Houston, Texas	Inland American Retail Management LLC

4.	Pinehurst Shopping Center 8073 FM 1960 Road E Humble, Texas	Inland American Retail Management LLC

5.	Paradise Shoppes of Largo 10411 Ulmerton Road Largo, Florida	Inland American Retail Management LLC

6.	Saratoga Town Center 5626 Saratoga Boulevard Corpus Christi, Texas	Inland American Retail Management LLC

7.	Willis Town Center 904 W. Montgomery Street Willis, Texas	Inland American Retail Management LLC

8.	Woodforest Square 150 Uvalde Road Houston, Texas	Inland American Retail Management LLC

9.	6234 Richmond 6234 Richmond Avenue Houston, Texas	Inland American Office Management LLC

10.	Windemere Village 12020 FM 1960 Road W Houston, Texas	Inland American Retail Management LLC

11.	McKesson Distribution Center 3301 Polock Drive Conroe, Texas	Inland American Industrial Management LLC

Property		Property Management Company
12.	Eldridge Town Center 12330 FM 1960 Road W Houston, Texas	Inland American Retail Management LLC

13.	NTB Eldridge (G/L at Eldridge Town Center) 12150 FM 1960 Road W Houston, Texas	Inland American Retail Management LLC

14.	Chili’s (G/L at Hunting Bayou) 11510 East Freeway Jacinto City, Texas	Inland American Retail Management LLC

15.	Saltgrass Restaurant (G/L at Hunting Bayou) (formerly Joe’s Crab Shack) 11610 East Freeway Jacinto, Texas	Inland American Retail Management LLC

16.	Carver Creek 2020 N. Masters Drive Dallas, Texas	Inland American Retail Management LLC

17.	Blackhawk Town Center 9885 Blackhawk Boulevard Spring, Texas	Inland American Retail Management LLC

18.	11500 Market Street 11500 Market Street Jacinto City, Texas	Inland American Office Management LLC

19.	Cinemark (Tinseltown) 11450 East Freeway Jacinto City, Texas	Inland American Retail Management LLC

20.	SBC 2000 W. SBC Center Drive Hoffman Estates, Illinois	Inland American Office Management LLC

21.	Ashford Plaza 12713 Bissonnet Houston, Texas	Inland American Retail Management LLC

22.	Antonie Town Center 12430 Tomball Parkway Houston, Texas	Inland American Retail Management LLC

Property		Property Management Company
23.	Highland Plaza 1520 Mason Road Katy, Texas	Inland American Retail Management LLC

24.	West End Square 2237 Highway 6 South Houston, Texas	Inland American Retail Management LLC

25.	Atascocita 7072 FM 1960 East Houston, Texas	Inland American Retail Management LLC

26.	Winchester Town Center 9344 Jones Road Houston, Texas	Inland American Retail Management LLC

27.	Cypress Town Center 12220 Jones Road Houston, Texas	Inland American Retail Management LLC

28.	Bridgeside Point Office Building 100 Technology Drive Pittsburgh, Pennsylvania	Inland American Office Management LLC

29.	Lakeview Technology Center 115 Lakeview Parkway Suffolk, Virginia	Inland American Office Management LLC

30.	Friendswood 102 W. Parkwood Avenue Houston, Texas	Inland American Retail Management LLC

31.	Cinemark 20915 Gulf Freeway Webster, Texas	Inland American Retail Management LLC

32.	Stables at Town Center Phase I 18425 Champion Forest Drive Houston, Texas	Inland American Retail Management LLC

33.	Stables at Town Center II 8765 Spring Cypress Houston, Texas	Inland American Retail Management LLC

34.	Walgreen’s 1955 S. National Avenue Springfield, Missouri	Inland American Retail Management LLC

Property		Property Management Company
35.	Bay Colony Town Center 2955 S. Gulf Freeway League City, Texas	Inland American Retail Management LLC

36.	Tomball Town Center 14060 FM-2920 Road Tomball, Texas	Inland American Retail Management LLC

37.	Triangle Center 1015 Ocean Beach Highway Longview, Washington	Inland American Retail Management LLC

38.	Cinemark 12 3311 Silverlake Village Pearland, Texas	Inland American Retail Management LLC

39.	Monadnock Marketplace 30 Ash Brook Road Keene, New Hampshire	Inland American Retail Management LLC

40.	Hyde Park/Stop & Shop 5 Saint Andrews Road Hyde Park, New York	Inland American Retail Management LLC

41.	Thermo Process Systems Industrial Bldg. Office/Warehouse/Distribution Facility 1410 Gillingham Lane Sugarland, Texas	Inland American Industrial Management LLC

42.	Lakewood Phase I 5353 W. Atlantic Boulevard Margate, Florida	Inland American Retail Management LLC

43.	Hunting Bayou 11420 E. Freeway I-10 Jacinto City, Texas	Inland American Retail Management LLC

44.	Southgate Apartments 10960 Southgate Manor Drive Louisville, Kentucky	Inland American Apartment Management LLC

45.	Canfield Plaza 525 E. Main Street Canfield, Ohio	Inland American Retail Management LLC

Property		Property Management Company
46.	Shakopee 1698 Vierling Drive Shakopee, Minnesota	Inland American Retail Management LLC

47.	Lincoln Mall 622 George Washington Highway Lincoln, Rhode Island	Inland American Retail Management LLC

48.	Stop & Shop — Cumberland 70 Mendon Road Cumberland, Rhode Island	Inland American Retail Management LLC

49.	Stop & Shop — Malden 99 Charles Street Malden, Massachusetts	Inland American Retail Management LLC

50.	Stop & Shop — Swampscott 450 Paradise Road Swampscott, Massachusetts	Inland American Retail Management LLC

51.	Stop & Shop — Southington 505 N. Main Street Southington, Connecticut	Inland American Retail Management LLC

52.	Stop & Shop — Framingham 19 Temple Street Framingham, Massachusetts	Inland American Retail Management LLC

53.	Stop & Shop — Bristol 605 Metacom Avenue Bristol, Massachusetts	Inland American Retail Management LLC

54.	Stop & Shop — Sicklerville 542 Berlin-Cross Key Sicklerville, New Jersey	Inland American Retail Management LLC

55.	Bi-Lo — Greenville 1315 S. Pleasantburg Greenville, South Carolina	Inland American Retail Management LLC

56.	Brooks Corner 3143 SE Military Road San Antonio, Texas	Inland American Retail Management LLC

57.	Fabyan Randall Plaza 1980 Fabyan Parkway Batavia, Illinois	Inland American Retail Management LLC

Property		Property Management Company
58.	Market at Hilliard 1852 Hilliard Rome Hilliard, Ohio	Inland American Retail Management LLC

59.	Spring Town Center Phase I & II 21106 Kuykendahl Road Spring, Texas	Inland American Retail Management LLC

60.	CyFair Town Center 17445 Spring Cypress Houston, Texas	Inland American Retail Management LLC

61.	Eldridge Lakes Town Center 6350 N. Eldridge Parkway Houston, Texas	Inland American Retail Management LLC

62.	Dulles Executive Plaza (DEP I & II) 13530 & 13560 Dulles Technology Drive Herndon, Virginia	Inland American Office Management LLC

63.	Sherman Town Center 3606 Town Center Sherman, Texas	Inland American Retail Management LLC

64.	IDS Center 80 S. 8th Street Minneapolis, Minnesota	Inland American Office Management LLC

65.	Buckhorn Plaza 60-76 Lunger Drive Bloomsburg, Pennsylvania	Inland American Retail Management LLC

66.	Stringtown — Parkway Centre North Phases I & II 1656 Stringtown Road Grove City, Ohio	Inland American Retail Management LLC

67.	Lincoln Village 6165 N. Lincoln Avenue Chicago, Illinois	Inland American Retail Management LLC

68.	Doral-Waukesha 21875 Doral Road Waukesha, Wisconsin	Inland American Industrial Management LLC

Property		Property Management Company
69.	500 Hartland LLC 500 N. Lake Shore Drive Hartland, Wisconsin	Inland American Industrial Management LLC

70.	55th Street Investment LLC 9625 55th Street Kenosha, Wisconsin	Inland American Industrial Management LLC

71.	Washington Mutual Building 3801 S. Collins Arlington, Texas	Inland American Office Management LLC

72.	Industrial Drive LLC 301 Industrial Drive Horicon, Wisconsin	Inland American Industrial Management LLC

73.	Plaza at Eagle’s Landing 1056 Eagle’s Landing Stockbridge, Georgia	Inland American Retail Management LLC

74.	Glendale Heights LP (1) 125 E. Army Trail Road Glendale Heights, Illinois	Inland American Retail Management LLC

75.	Glendale Heights LP (2) 125 E. Army Trail Road Glendale Heights, Illinois	Inland American Retail Management LLC

76.	Glendale Heights LP (3) 125 E. Army Trail Road Glendale Heights, Illinois	Inland American Retail Management LLC

77.	Regional Road Venture LLC 725 N. Regional Road Greensboro, North Carolina	Inland American Office Management LLC

78.	Lexington Road Venture LLC 1575 Lexington Road Athens, Georgia	Inland American Retail Management LLC

79.	315 Kirk Road LLC 315 Kirk Road St. Charles, Illinois	Inland American Industrial Management LLC

80.	Westport Investment LLC 4500 Westport Drive Mechanicsburg, Pennsylvania	Inland American Industrial Management LLC

Property		Property Management Company
81.	Deerpark Seaco LLC 1114 Seaco Avenue Deer Park, Texas	Inland American Industrial Management LLC

82.	Commons Drive LP 3901 Liberty Street Aurora, Illinois	Inland American Office Management LLC

83.	1800 Bruning Drive LLC 1800 Bruning Drive Itasca, Illinois	Inland American Industrial Management LLC

84.	Bay Meadow Holding LLC 6752 Baymeadow Drive Glen Burnie, Maryland	Inland American Industrial Management LLC

85.	Santee Investment Property LLC 101 Civic Center Drive Santee, California	Inland American Office Management LLC

86.	Newtown LP 629 Newtown Road Virginia Beach, Virginia	Inland American Retail Management LLC

87.	Clarion Venture LLC 300 10th Street NW Clarion, Iowa	Inland American Industrial Management LLC

88.	State Street Market 6380 E. State Street Rockford, Illinois	Inland American Retail Management LLC

89.	Houston Lakes Venture LP 8900 Lakes at 610 Drive Houston, Texas	Inland American Office Management LLC

90.	New Forest Crossing Phase II 6025 Sam Houston Parkway Houston, Texas	Inland American Retail Management LLC

91.	One AT&T Center 909 Chestnut Street St. Louis, Missouri	Inland American Office Management LLC

92.	Shops at Sherman Plaza 1600-1620 Sherman Avenue Evanston, Illinois	Inland American Retail Management LLC

Property		Property Management Company
93.	C&S Wholesale Grocer 56 Summit Lock Road Westfield, Massachusetts	Inland American Industrial Management LLC

94.	C&S Wholesale Grocer 95 N. Hatfield Road North Hatfield, Massachusetts	Inland American Industrial Management LLC

95.	C&S Wholesale Grocer 142 Elm Street South Hatfield, Massachusetts	Inland American Industrial Management LLC

96.	C&S Wholesale Grocer 100 Old Philadelphia Road Aberdeen, Maryland	Inland American Industrial Management LLC

97.	Kinross Lakes 3900 Kinross Lakes Parkway Richfield, Ohio	Inland American Office Management LLC

98.	Ottawa Bradley, LLC 421 E. Stevenson Road Ottawa, Illinois	Inland American Industrial Management LLC

99.	Parkway Outlot, Building B 1656 Stingtown Road Grove City, Ohio	Inland American Retail Management LLC

100.	Market at Hamilton 1320-1380 North Hamilton Road Gahanna, Ohio	Inland American Retail Management LLC

101.	Tri-State Holdings III (Indianhead Road) 50 Indianhead Drive Mosinee, Wisconsin	Inland American Industrial Management LLC

102.	Tri-State Holdings I (Foster Road) 321 Foster Avenue Wood Dale, Illinois	Inland American Industrial Management LLC

103.	Tri-State Holdings II (Airport Road) 7300 Airport Road Houston, Texas	Inland American Industrial Management LLC

Property		Property Management Company
104.	Denver Highlands Holding, LLC 8822 South Ridgeline Boulevard Highlands Ranch, Colorado	Inland American Office Management LLC

105.	Mount Zion Road, LLC 135 South Mt. Zion Road Lebanon, New Jersey	Inland American Industrial Management LLC

106.	Libertyville Associates, LLC 700 N. Highway 45 Libertyville, Illinois	Inland American Industrial Management LLC

107.	The Radian (U PENN) Philadelphia, Pennsylvania	Inland American Retail Management LLC

108.	Schneider Electric 1354 Clifford Avenue Loves Park, Illinois	Inland American Industrial Management LLC

109.	Fields Apartment Homes 1333 Fenbrook Lane Bloomington, Indiana	Inland American Apartment Management LLC

110.	Waterford Apartments 2200 Business Center Drive Pearland, Texas	Inland American Apartment Management LLC

111.	Crossroads at Chesapeake Square 4107 Portsmouth Boulevard Chesapeake Bay, Virginia	Inland American Retail Management LLC

112.	Chesapeake Commons 4107 Portsmouth Boulevard Chesapeake Bay, Virginia	Inland American Retail Management LLC

113.	AT&T (Cleveland) 45 Erieview Plaza Cleveland, Ohio	Inland American Office Management LLC

114.	Landings at Clear Lake (Alexan Landing) 501 Sarah Deel Drive Webster, Texas	Inland American Apartment Management LLC

Property		Property Management Company
115.	Airport Distribution Center #2 4148-4194 Concorde Road Memphis, Tennessee	Inland American Industrial Management LLC

116.	Airport Distribution Center #4 4280-4290 Concorde Road Memphis, Tennessee	Inland American Industrial Management LLC

117.	Airport Distribution Center #7 4313 Air Trans Road Memphis, Tennessee	Inland American Industrial Management LLC

118.	Airport Distribution Center #8 4299 Air Trans Road Memphis, Tennessee	Inland American Industrial Management LLC

119.	Airport Distribution Center #9 4056 Homewood Road Memphis, Tennessee	Inland American Industrial Management LLC

120.	Airport Distribution Center #10 4400 Delp Street Memphis, Tennessee	Inland American Industrial Management LLC

121.	Airport Distribution Center #11 3970 Senator Street Memphis, Tennessee	Inland American Industrial Management LLC

122.	Airport Distribution Center #15 3736 New Getwell Road Memphis, Tennessee	Inland American Industrial Management LLC

123.	Airport Distribution Center #16 3900 New Getwell Road Memphis, Tennessee	Inland American Industrial Management LLC

124.	Airport Distribution Center #18 3983-4027 Senator Street Memphis, Tennessee	Inland American Industrial Management LLC

125.	Airport Distribution Center #19 4011-3977 Raines Road Memphis, Tennessee	Inland American Industrial Management LLC

126.	Delp Distribution Center #2 3901-3921 Delp Street Memphis, Tennessee	Inland American Industrial Management LLC

Property		Property Management Company
127.	Delp Distribution Center #5 4319 Delp Street Memphis, Tennessee	Inland American Industrial Management LLC

128.	Delp Distribution Center #8 4486-4524 Delp Street Memphis, Tennessee	Inland American Industrial Management LLC

129.	Southwide Industrial Center #5 2893-2909 Shortside Lane Memphis, Tennessee	Inland American Industrial Management LLC

130.	Southwide Industrial Center #6 2870-2904 Cargo Circle Memphis, Tennessee	Inland American Industrial Management LLC

131.	Southwide Industrial Center #7 3638-3684 Contract Drive Memphis, Tennessee	Inland American Industrial Management LLC

132.	Southwide Industrial Center #8 3558 Lamar Avenue Memphis, Tennessee	Inland American Industrial Management LLC

133.	Stone Fort Distribution Center #1 2100 Amincola Highway Chattanooga, Tennessee	Inland American Industrial Management LLC

134.	Stone Fort Distribution Center #4 4121 South Creek Road Chattanooga, Tennessee	Inland American Industrial Management LLC

135.	14th Street Market 2200 E. 14th Street Plano, Texas	Inland American Retail Management LLC

136.	Bellerive Plaza 170 Bellerive Boulevard Lexington, Kentucky	Inland American Retail Management LLC

137.	Brandon Centre South 1903 Lumsden Road Tampa, Florida	Inland American Retail Management LLC

138.	Cross Timbers Court 745 Cross Timbers Road Flower Mound, Texas	Inland American Retail Management LLC

Property		Property Management Company
139.	Custer Creek 3411-3501 Custer Parkway Richardson, Texas	Inland American Retail Management LLC

140.	Donelson Plaza 2500 Lebanon Pike Nashville, Tennessee	Inland American Retail Management LLC

141.	East Gate 250 Eastgate Drive Aiken, South Carolina	Inland American Retail Management LLC

142.	Flower Mound Crossing 2600-2650 Flower Mound Road Flower Mound, Texas	Inland American Retail Management LLC

143.	Fury’s Ferry 403 Fury’s Ferry Road Augusta, Georgia	Inland American Retail Management LLC

144.	Heritage Heights 4000-4020 William D. Tate Avenue Grapevine, Texas	Inland American Retail Management LLC

145.	Center on Hugh Howell 4420 Hugh Howell Road Tucker, Georgia	Inland American Retail Management LLC

146.	Hunter’s Glen Crossing 3495 Legacy Drive Plano, Texas	Inland American Retail Management LLC

147.	Josey Oaks 4112 North Josey Lane Carrollton, Texas	Inland American Retail Management LLC

148.	Market at Westlake 3700 Bee Caves Road Austin, Texas	Inland American Retail Management LLC

149.	Park West Plaza 302-322 Park Boulevard Grapevine, Texas	Inland American Retail Management LLC

150.	Pioneer Plaza 701 E. Cartwright Road Mesquite, Texas	Inland American Retail Management LLC

Property		Property Management Company
151.	Riverview Village 1050 N.E. Green Oaks Boulevard Arlington, Texas	Inland American Retail Management LLC

152.	Scofield Crossing 1700 West Parmer Lane Austin, Texas	Inland American Retail Management LLC

153.	Shiloh Square 2645 Arapaho Road Garland, Texas	Inland American Retail Management LLC

154.	Suncreek Village 7801 Alma Drive Plano, Texas	Inland American Retail Management LLC

155.	The Highlands 2301 FM 407 Flower Mound, Texas	Inland American Retail Management LLC

156.	Gravios Dillion Plaza Phases I & II 5301-5315 Caroline Drive High Ridge, Missouri	Inland American Retail Management LLC

157.	Pavilions at Hartman Heritage I-70 and Little Blue Parkway Independence, Missouri	Inland American Retail Management LLC

158.	Legacy Crossing State Route 95 & US Route 23 Marion, Ohio	Inland American Retail Management LLC

159.	Shallotte Commons 5051 Main Street Shallotte, North Carolina	Inland American Retail Management LLC

160.	Lakewood Shopping Center, Phase II 5301 West Atlantic Boulevard Margate, Florida	Inland American Retail Management, LLC

161.	Worldgate Plaza (Phases I, II, III & IV) 12801-12901 Worldgate Drive Herndon, Virginia	Inland American Office Management LLC

Property		Property Management Company
162.	Villages of Kitty Hawk 11801 E. Loop 1604 N Universal City, Texas	Inland American Apartment Management LLC

163.	Northwest Marketplace 13706-13846 Northwest Freeway Houston, Texas	Inland American Retail Management LLC

164.	Kinston, LP 104 Enterprise Boulevard Kinston, North Carolina	Inland American Industrial Management LLC

165.	Citizens Financial Group Connecticut	Inland American Retail Management LLC

166.	Citizens Financial Group Delaware	Inland American Retail Management LLC

167.	Citizens Mellon Bank Building 13 The Circle Georgetown, Delaware	Inland American Retail Management LLC

168.	Citizens Financial Group Massachusetts	Inland American Retail Management LLC

169.	Citizens Financial Group New Hampshire	Inland American Retail Management LLC

170.	Citizens Financial Group Pennsylvania	Inland American Retail Management LLC

171.	Citizens Financial Group Rhode Island	Inland American Retail Management LLC

172.	Citizens Financial Group New York	Inland American Retail Management LLC

173.	Citizens Financial Group Vermont	Inland American Retail Management LLC

174.	Citizens Financial Group Ohio	Inland American Retail Management LLC

175.	Citizens Financial Group Illinois	Inland American Retail Management LLC

Property		Property Management Company
176.	Citizens Financial Group Michigan	Inland American Retail Management LLC

177.	Citizens Financial Group New Jersey	Inland American Retail Management LLC

178.	Springtown Shopping Center Phase III 21106 Kuykendahl Road Spring, Texas	Inland American Retail Management LLC

179.	Lord Salisbury Center 2645 N. Salisbury Road Salisbury, Maryland	Inland American Retail Management LLC

180.	Riverstone Shopping Center Highway 6 and 1092 South Missouri City, Texas	Inland American Retail Management LLC

181.	Middleburg Crossing 2640 Blanding Boulevard Middleburg, Florida	Inland American Retail Management LLC

182.	Washington Park Plaza 17730-18300 South Halsted Street Homewood, Illinois	Inland American Retail Management LLC

183.	Bradley (294 Tollway Venture) 11500 Melrose Avenue Franklin Park, Illinois	Inland American Industrial Management LLC

184.	4412 Coloma Road 4412 Coloma Road Coloma, Michigan	Inland American Industrial Management LLC

185.	UPS e-Logistics (Persis) 800 North Black Branch Road Elizabethtown, Kentucky	Inland American Industrial Management LLC

186.	Anheuser-Busch (Persis) 235 Barnum Road Harvard, Massachusetts	Inland American Industrial Management LLC

187.	Encino Canyon Apartments 21302 Encino Commons Boulevard Harvard, Massachusetts	Inland American Apartment Management LLC

Property		Property Management Company
188.	Seven Palms Apartments 100 W. Texas Avenue Webster, Texas	Inland American Apartment Management LLC

189.	McKinney Towne Crossing 1940 North Central Expressway McKinney, Texas	Inland American Retail Management LLC

190.	Forest Plaza 760-790 West Johnson Street Fond du Lac, Wisconsin	Inland American Retail Management LLC

191.	Lakeport Commons 5101 Sergeant Road Sioux City, Iowa	Inland American Retail Management LLC

192.	Atlas Cold Storage 1619 Antioch Church Road Piedmont, South Carolina	Inland American Industrial Management LLC

193.	Atlas Cold Storage 2130 Old Georgia Highway Gaffney, South Carolina	Inland American Industrial Management LLC

194.	Atlas Cold Storage 86 Jackson Concourse Pendergrass, Georgia	Inland American Industrial Management LLC

195.	Atlas Cold Storage 1680 Chandler Road Gainesville, Georgia	Inland American Industrial Management LLC

196.	Atlas Cold Storage 215 Industrial Park Road Cartersville, Georgia	Inland American Industrial Management LLC

197.	Atlas Cold Storage 2006 Industrial Boulevard Piedmont, South Carolina	Inland American Industrial Management LLC

198.	Atlas Cold Storage 6765 Imron Drive Belvidere, Illinois	Inland American Industrial Management LLC

199.	Atlas Cold Storage 240 Chester Street St. Paul, Minnesota	Inland American Industrial Management LLC

Property		Property Management Company
200.	Atlas Cold Storage 7130 Winnetka Avenue North Brooklyn Park, Minnesota	Inland American Industrial Management LLC

201.	Atlas Cold Storage 17113 Country Road 29 New Ulm, Minnesota	Inland American Industrial Management LLC

202.	Atlas Cold Storage 1000 Arctic Avenue Zumbrota, Minnesota	Inland American Industrial Management LLC

203.	Penn Park 1401 SW 74th Street Oklahoma City, Oklahoma	Inland American Retail Management LLC

204.	Streets of Cranberry 20406-20436 Route 19 Cranberry Township, Pennsylvania	Inland American Retail Management LLC

205.	Union Venture (Bradley) 8877 Union Center Road West Chester, Ohio	Inland American Industrial Management LLC

206.	SunTrust I Alabama	Inland American Retail Management LLC

207.	SunTrust I Washington, D.C.	Inland American Retail Management LLC

208.	SunTrust I Florida	Inland American Retail Management LLC

209.	SunTrust I Georgia	Inland American Retail Management LLC

210.	SunTrust I Maryland	Inland American Retail Management LLC

211.	SunTrust I North Carolina	Inland American Retail Management LLC

212.	SunTrust I South Carolina	Inland American Retail Management LLC

213.	SunTrust I Tennessee	Inland American Retail Management LLC

Property		Property Management Company
214.	SunTrust I Virginia	Inland American Retail Management LLC

215.	SunTrust I Office Virginia	Inland American Office Management LLC

216.	SunTrust I Office Georgia	Inland American Office Management LLC

217.	SunTrust I Office Maryland	Inland American Office Management LLC

218.	SunTrust I Office North Carolina	Inland American Office Management LLC

219.	SunTrust I Office Florida	Inland American Office Management LLC

220.	SunTrust II Florida	Inland American Retail Management LLC

221.	SunTrust II Georgia	Inland American Retail Management LLC

222.	SunTrust II Maryland	Inland American Retail Management LLC

223.	SunTrust II North Carolina	Inland American Retail Management LLC

224.	SunTrust II South Carolina	Inland American Retail Management LLC

225.	SunTrust II Tennessee	Inland American Retail Management LLC

226.	SunTrust II Virginia	Inland American Retail Management LLC

227.	SunTrust II Office Georgia	Inland American Office Management LLC

228.	SunTrust III Washington, D.C.	Inland American Retail Management LLC

229.	SunTrust III Florida	Inland American Retail Management LLC

Property		Property Management Company
230.	SunTrust III Georgia	Inland American Retail Management LLC

231.	SunTrust III Maryland	Inland American Retail Management LLC

232.	SunTrust III North Carolina	Inland American Retail Management LLC

233.	SunTrust III South Carolina	Inland American Retail Management LLC

234.	SunTrust III Tennessee	Inland American Retail Management LLC

235.	SunTrust III Virginia	Inland American Retail Management LLC

236.	SunTrust Office III Florida	Inland American Office Management LLC

237.	SunTrust Office III Georgia	Inland American Office Management LLC

238.	Hillsborough Street Parcels 404 & 406 Hillsborough Street 414 Hillsborough Street & 15 N. Harrington Street 504 Hillsborough Street Raleigh, North Carolina	Inland American Retail Management LLC

239.	Alcoa Exchange SE Corner of Alcoa Road & I-30 Bryant, Arkansas	Inland American Retail Management LLC

240.	C&S Wholesale Grocers, Inc. Industrial Building 400 Industrial Drive Birmingham, Alabama	Inland American Industrial Management LLC

241.	95th and Cicero 9621, 9625, 9631 & 9633 S. Cicero Avenue Oak Lawn, Illinois	Inland American Retail Management LLC

242.	Poplin Place 2901 W. US Highway 74 Monroe, North Carolina	Inland American Retail Management LLC

Property		Property Management Company
243.	The Radian at UPenn Retail 3909-3929 Walnut Street Philadelphia, Pennsylvania	Inland American Retail Management LLC

244.	Rolling Plains Regional Jail & Detention Center 118 County Road 206 Haskell, Texas	Inland American Industrial Management LLC

245.	Waterford Place II Villas 2020 Business Center Drive Pearland, Texas	Inland American Apartment Management LLC

246.	Siegen Plaza 6700-6800 Siegen Lane Baton Rouge, Louisiana	Inland American Retail Management LLC

247.	Legacy Woods 1919 E. 2nd Street Edmond, Oklahoma	Inland American Apartment Management LLC

248.	Legacy Corner 777 N. Air Depot Midwest City, Oklahoma	Inland American Apartment Management LLC

249.	Legacy Crossing Apartments 3131 S.W. 89th Street Oklahoma City, Oklahoma	Inland American Apartment Management LLC

250.	Legacy at Arts Quarter Apartments 301 N. Walker Avenue Oklahoma City, Oklahoma	Inland American Apartment Management LLC

251.	Streets of Indian Lake 300 Indian Lake Boulevard Hendersonville, Tennessee	Inland American Retail Management LLC

252.	United HealthCare Services, Inc. Building 5701 Katella Avenue Cypress, California	Inland American Office Management LLC

253.	United HealthCare Services, Inc. Building 800 Oak Street Frederick, Maryland	Inland American Office Management LLC

254.	United HealthCare Services, Inc. Building 3100 AMS Boulevard	Inland American Office Management LLC

Property		Property Management Company
Green Bay, Wisconsin

255.	United HealthCare Services, Inc. Building 7440 Woodland Drive Indianapolis, Indiana	Inland American Office Management LLC

256.	United HealthCare Services, Inc. Building 2700 Midwest Drive Onalaska, Wisconsin	Inland American Office Management LLC

257.	United HealthCare Services, Inc. Building 10701 W. Research Drive Wauwatosa, Wisconsin	Inland American Office Management LLC

258.	Home Depot — Lake Park 6201 Peterson Road Valdosta, Georgia	Inland American Industrial Management LLC

259.	Home Depot — McCalla 6400 Jefferson Metropolitan Parkway Birmingham (McCalla), Alabama	Inland American Industrial Management LLC

EXHIBIT B

Property		Property Management Company
1.	NTB Eldridge (Ground Lease) 12150 FM 1960 Road West Houston, Texas	Inland American Retail Management LLC

2.	Chili’s (G/L at Hunting Bayou) 11500 I-10 East Jacinto City, Texas	Inland American Retail Management LLC

3.	Saltgrass Restaurant (G/L at Hunting Bayou) (formerly Joe’s Crab Shack) 11610 East Freeway Jacinto, Texas	Inland American Retail Management LLC

4.	24 Hour Fitness Center 1800 Lake Woodlands Drive The Woodlands, Texas	Inland American Retail Management LLC

5.	6101 Richmond Avenue Building 6101 Richmond Avenue Houston, Texas	Inland American Retail Management LLC

6.	Cinemark Tinseltown USA 11450 I-10 East Jacinto City, Texas	Inland American Retail Management LLC

7.	Walgreens Drug Store 1955 S. National Avenue Springfield, Missouri	Inland American Retail Management LLC

8.	Super Stop & Shop Supermarket 5 St. Andrews Road Hyde Park, New York	Inland American Retail Management LLC

9.	Cinemark 12 3311 Silverlake Drive Pearland, Texas	Inland American Retail Management LLC

10.	Stop & Shop 70 Mendon Road Cumberland, Rhode Island	Inland American Retail Management LLC

11.	Stop & Shop 99 Charles Street	Inland American Retail Management LLC

Property		Property Management Company
Malden, Massachusetts

12.	Stop & Shop 450 Paradise Road Swampscott, Massachusetts	Inland American Retail Management LLC

13.	Stop & Shop 505 N. Main Street Southington, Connecticut	Inland American Retail Management LLC

14.	Stop & Shop 19 Temple Street Framingham, Massachusetts	Inland American Retail Management LLC

15.	Stop & Shop 605 Metacom Avenue Bristol, Rhode Island	Inland American Retail Management LLC

16.	Stop & Shop 542 Berlin-Cross Keys Road Sicklerville, New Jersey	Inland American Retail Management LLC

17.	Bi-Lo 1315 S. Pleasantburg Drive Greenville, South Carolina	Inland American Retail Management LLC

18.	Newtown LP 629 Newtown Road Virginia Beach, Virginia	Inland American Retail Management LLC

19.	Lexington Road Venture LLC 1575 Lexington Road Athens, Georgia	Inland American Retail Management LLC

20.	North Pointe One 7405 Magi Road Hanahan, South Carolina	Inland American Industrial Management LLC

21.	Thermo Process Systems Industrial Building 1410 Gillingham Lane Sugar Land, Texas	Inland American Industrial Management LLC

22.	Clarion Venture LLC 300 10th Street NW Clarion, Iowa	Inland American Industrial Management LLC

Property		Property Management Company
23.	500 North Shore Drive 500 West North Shore Drive Hartland, Wisconsin	Inland American Industrial Management LLC

24.	Union Venture 8877 Union Center Road West Chester, Ohio	Inland American Industrial Management LLC

25.	Tri-State Holdings III (Indianhead Road) 50 Indianhead Drive Mosinee, Wisconsin	Inland American Industrial Management LLC

26.	55th Street Investment LLC 9625 55th Street Kenosha, Wisconsin	Inland American Industrial Management LLC

27.	Doral-Waukesha 21875 Doral Road Waukesha, Wisconsin	Inland American Industrial Management LLC

28.	Industrial Drive LLC 301 Industrial Drive Horicon, Wisconsin	Inland American Industrial Management LLC

29.	Westport Investment LLC 4500 Westport Drive Mechanicsburg, Pennsylvania	Inland American Industrial Management LLC

30.	Bay Meadow Holding LLC 6752 Baymeadow Drive Glen Burnie, Maryland	Inland American Industrial Management LLC

31.	1800 Bruning Drive LLC 1800 Bruning Drive Itasca, Illinois	Inland American Industrial Management LLC

32.	Bradley (294 Tollway Venture) 11500 Melrose Avenue Franklin Park, Illinois	Inland American Industrial Management LLC

33.	315 Kirk Road LLC 315 Kirk Road St. Charles, Illinois	Inland American Industrial Management LLC

Property		Property Management Company
34.	Deerpark Seaco LLC 1114 Seaco Avenue Deer Park, Texas	Inland American Industrial Management LLC

35.	Libertyville Associates, LLC 700 N. Highway 45 Libertyville, Illinois	Inland American Industrial Management LLC

36.	Ottawa Bradley, LLC 421 E. Stevenson Road Ottawa, Illinois	Inland American Industrial Management LLC

37.	Tri-State Holdings I (Foster Road) 321 Foster Avenue Wood Dale, Illinois	Inland American Industrial Management LLC

38.	Tri-State Holdings II (Airport Road) 7300 Airport Road Houston, Texas	Inland American Industrial Management LLC

39.	Mount Zion Road, LLC 135 South Mt. Zion Road Lebanon, New Jersey	Inland American Industrial Management LLC

40.	4412 Coloma Road 4412 Coloma Road Coloma, Michigan	Inland American Industrial Management LLC

41.	Kinston, LP 104 Enterprise Boulevard Kinston, North Carolina	Inland American Industrial Management LLC

42.	C&S Wholesale Grocers, Inc. Westfield 340 Summit Lock Road Westfield, Massachusetts	Inland American Industrial Management LLC

43.	C&S Wholesale Grocers, Inc. North Hatfield 95 North Hatfield Road North Hatfield, Massachusetts	Inland American Industrial Management LLC

44.	C&S Wholesale Grocers, Inc. South Hatfield 142 Elm Street South Hatfield, Massachusetts	Inland American Industrial Management LLC

Property		Property Management Company
45.	C&S Wholesale Grocers, Inc. Aberdeen 1000 Old Philadelphia Road Aberdeen, Maryland	Inland American Industrial Management LLC

46.	Schneider Electric Building 1354 Clifford Avenue Loves Park (Rockford), Illinois	Inland American Industrial Management LLC

47.	Airport Distribution Center #2 4148-4194 Delp Street Memphis, Tennessee	Inland American Industrial Management LLC

48.	Airport Distribution Center #7 4313 Air Trans Road Memphis, Tennessee	Inland American Industrial Management LLC

49.	Airport Distribution Center #8 4299 Air Trans Road Memphis, Tennessee	Inland American Industrial Management LLC

50.	Airport Distribution Center #11 3970 Senator Street Memphis, Tennessee	Inland American Industrial Management LLC

51.	Airport Distribution Center #19 4011-3977 Raines Road Memphis, Tennessee	Inland American Industrial Management LLC

52.	Southwide Industrial Center #8 3558 Lamar Avenue Memphis, Tennessee	Inland American Industrial Management LLC

53.	Stone Fort Distribution Center #1 2100 Amnicola Highway Chattanooga, Tennessee	Inland American Industrial Management LLC

54.	Stone Fort Distribution Center #4 4121 South Creek Road Chattanooga, Tennessee	Inland American Industrial Management LLC

55.	UPS Satellite Parke One, Building A 800 N. Black Branch Road Elizabethtown, Kentucky	Inland American Industrial Management LLC

Property		Property Management Company
56.	Atlas Cold Storage Facility 1619 Antioch Church Road Piedmont, South Carolina	Inland American Industrial Management LLC

57.	Atlas Cold Storage Facility 2130 Old Georgia Highway Gaffney, South Carolina	Inland American Industrial Management LLC

58.	Atlas Cold Storage Facility 86 Jackson Concourse Pendergrass, Georgia	Inland American Industrial Management LLC

59.	Atlas Cold Storage Facility 1680 Candler Road Gainesville, Georgia	Inland American Industrial Management LLC

60.	Atlas Cold Storage Facility 215 Industrial Park Road Cartersville, Georgia	Inland American Industrial Management LLC

61.	Atlas Cold Storage Facility 2006 Industrial Boulevard Douglas, Georgia	Inland American Industrial Management LLC

62.	Atlas Cold Storage Facility 6765 Imron Drive Belvidere, Illinois	Inland American Industrial Management LLC

63.	Atlas Cold Storage Facility 240 Chester Street St. Paul, Minnesota	Inland American Industrial Management LLC

64.	Atlas Cold Storage Facility 7130 Winnetka Avenue North Brooklyn Park, Minnesota	Inland American Industrial Management LLC

65.	Atlas Cold Storage Facility 17113 County Road 29 New Ulm, Minnesota	Inland American Industrial Management LLC

66.	Atlas Cold Storage Facility 1000 Arctic Avenue Zumbrota, Minnesota	Inland American Industrial Management LLC

Property		Property Management Company
67.	C&S Wholesale Grocers, Inc. Industrial Building 400 Industrial Drive Birmingham, Alabama	Inland American Industrial Management LLC

68.	Home Depot — Lake Park 6201 Peterson Road Valdosta, Georgia	Inland American Industrial Management LLC

69.	Home Depot — McCalla 6400 Jefferson Metropolitan Parkway Birmingham (McCalla), Alabama	Inland American Industrial Management LLC

70.	Rolling Plains Regional Jail & Detention Center 118 County Road 206 Haskell, Texas	Inland American Industrial Management LLC

71.	Hudson Correctional Facility 3001 Juniper Street County Road 45.5 Hudson, Colorado	Inland American Industrial Management LLC

72.	Imagine Schools at Avondale 950 N. Eliseo C. Felix, Jr. Way Avondale, Arizona	Inland American Industrial Management LLC

73.	Imagine Schools at Coolidge 1290 W. Vah Ki Inn Road Coolidge, Arizona	Inland American Industrial Management LLC

74.	Imagine Charter School at Firestone 5753 Twilight Avenue Firestone (Longmont), Colorado	Inland American Industrial Management LLC

75.	The Imagine Classical Academy at Indigo Ranch 7110 Sand Lakes Heights Colorado Springs, Colorado	Inland American Industrial Management LLC

76.	Imagine School at Town Center 775 Town Center Boulevard Palm Coast, Florida	Inland American Industrial Management LLC

77.	Imagine Discovery Public Charter School 1726 Whitehead Road Baltimore, Maryland	Inland American Industrial Management LLC

Property		Property Management Company
78.	Imagine-Hope Community Charter School Lamond Campus 6200 Kansas Avenue, N.E. Washington, D.C.	Inland American Industrial Management LLC

79.	11500 Market Street Building 11500 Market Street Jacinto City, Texas	Inland American Office Management LLC

80.	Bridgeside Point Office Building 100 Technology Drive Pittsburgh, Pennsylvania	Inland American Office Management LLC

81.	SBC Corporate Campus 2000 W. SBC Center Hoffman Estates, Illinois	Inland American Office Management LLC

82.	Denver Highlands Holding, LLC 8822 South Ridgeline Boulevard Highlands Ranch, Colorado	Inland American Office Management LLC

83.	Kinross Lakes 3900 Kinross Lakes Parkway Richfield, Ohio	Inland American Office Management LLC

84.	Regional Road Venture LLC 725 N. Regional Road Greensboro, North Carolina	Inland American Office Management LLC

85.	Houston Lakes Venture LP 8900 Lakes at 610 Drive Houston, Texas	Inland American Office Management LLC

86.	Washington Mutual Building 3801 S. Collins Arlington, Texas	Inland American Office Management LLC

91.	One AT&T Center 909 Chestnut Street St. Louis, Missouri	Inland American Office Management LLC

88.	SunTrust I Office Virginia	Inland American Office Management LLC

89.	SunTrust I Office Georgia	Inland American Office Management LLC

Property		Property Management Company
90.	SunTrust I Office Maryland	Inland American Office Management LLC

91.	SunTrust II Office Georgia	Inland American Office Management LLC

92.	sanofi-aventis Units I, II & III 55 Corporate Drive Bridgewater, New Jersey	Inland American Office Management LLC

93.	United HealthCare Services, Inc. Building 5701 Katella Avenue Cypress, California	Inland American Office Management LLC

94.	United HealthCare Services, Inc. Building 800 Oak Street Frederick, Maryland	Inland American Office Management LLC

95.	United HealthCare Services, Inc. Building 3100 AMS Boulevard Green Bay, Wisconsin	Inland American Office Management LLC

96.	United HealthCare Services, Inc. Building 7440 Woodland Drive Indianapolis, Indiana	Inland American Office Management LLC

97.	United HealthCare Services, Inc. Building 2700 Midwest Drive Onalaska, Wisconsin	Inland American Office Management LLC

98.	United HealthCare Services, Inc. Building 10701 W. Research Drive Wauwatosa, Wisconsin	Inland American Office Management LLC

99.	American Express 4315 S. 2700 West Salt Lake City (Taylorsville), Utah	Inland American Office Management LLC

100.	American Express 7701 Airport Center Greensboro, North Carolina	Inland American Office Management LLC

EXHIBIT C

Property		Property Management Company
1.	Citizens Financial Group Connecticut	Inland American Retail Management LLC

2.	Citizens Financial Group Delaware	Inland American Retail Management LLC

3.	Citizens Financial Group Massachusetts	Inland American Retail Management LLC

4.	Citizens Financial Group New Hampshire	Inland American Retail Management LLC

5.	Citizens Financial Group Pennsylvania	Inland American Retail Management LLC

6.	Citizens Financial Group Rhode Island	Inland American Retail Management LLC

7.	Citizens Financial Group New York	Inland American Retail Management LLC

8.	Citizens Financial Group Vermont	Inland American Retail Management LLC

9.	Citizens Financial Group Ohio	Inland American Retail Management LLC

10.	Citizens Financial Group Illinois	Inland American Retail Management LLC

11.	Citizens Financial Group Michigan	Inland American Retail Management LLC

12.	Citizens Financial Group New Jersey	Inland American Retail Management LLC

13.	SunTrust I Alabama	Inland American Retail Management LLC

14.	SunTrust I Washington, D.C.	Inland American Retail Management LLC

15.	SunTrust I Florida	Inland American Retail Management LLC

Property		Property Management Company
16.	SunTrust I Georgia	Inland American Retail Management LLC

17.	SunTrust I Maryland	Inland American Retail Management LLC

18.	SunTrust I North Carolina	Inland American Retail Management LLC

19.	SunTrust I South Carolina	Inland American Retail Management LLC

20.	SunTrust I Tennessee	Inland American Retail Management LLC

21.	SunTrust I Virginia	Inland American Retail Management LLC

22.	SunTrust II Florida	Inland American Retail Management LLC

23.	SunTrust II Georgia	Inland American Retail Management LLC

24.	SunTrust II Maryland	Inland American Retail Management LLC

25.	SunTrust II North Carolina	Inland American Retail Management LLC

26.	SunTrust II South Carolina	Inland American Retail Management LLC

27.	SunTrust II Tennessee	Inland American Retail Management LLC

28.	SunTrust II Virginia	Inland American Retail Management LLC

29.	SunTrust III Washington, D.C.	Inland American Retail Management LLC

30.	SunTrust III Florida	Inland American Retail Management LLC

31.	SunTrust III Georgia	Inland American Retail Management LLC

Property		Property Management Company
32.	SunTrust III Maryland	Inland American Retail Management LLC

33.	SunTrust III North Carolina	Inland American Retail Management LLC

34.	SunTrust III South Carolina	Inland American Retail Management LLC

35.	SunTrust III Tennessee	Inland American Retail Management LLC

36.	SunTrust III Virginia	Inland American Retail Management LLC